Schedule of Estimated Annual Amortization for Intangible Assets (Details) - USD ($) $ in Thousands	Jun. 30, 2024	Mar. 31, 2024
Capitalized Software Net And Other Intangible Assets Net
2025	$ 224	$ 90
2026	448	464
2027	448	464
2028	448	464
2029	$ 448	$ 464